UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_____________________________
FORM 8-K
_____________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 14, 2025
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MediaAlpha, Inc.
(Exact Name of Registrant as Specified in Its Charter)
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Delaware	001-39671	85-1854133
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 South Flower Street, Suite 640 Los Angeles, California	90017
(Address of Principal Executive Offices)	(Zip Code)
(213) 316-6256
(Registrant’s telephone number, including area code)
(Not Applicable)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.01 par value	MAX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
The 2025 Annual Meeting of Stockholders of MediaAlpha, Inc. (the “Company”) was held on May 14, 2025. Of the 55,895,646 shares of the Company’s Class A common stock and 11,574,029 shares of the Company’s Class B common stock issued and outstanding and entitled to vote at the meeting, there were present at the meeting, in person or by proxy, the holders of a total of 61,134,194 shares of common stock, representing approximately 90.6% of the total number of shares entitled to vote at the meeting. The following proposals were presented and voted on at the meeting:
Proposal 1
To elect two nominees, Bradley Hunt and Steven Yi, as Class II directors, to serve for a three-year term expiring at the Company’s annual meeting of stockholders in 2028. The two nominees were elected by more than a majority of the votes cast by the holders of our Class A and Class B common stock present in person or by proxy and entitled to vote on the proposal, voting together as one class. The voting results were:

Nominee	For	Against	Withhold/Abstain	Broker Non-Votes
Bradley Hunt	57,002,361	79,090	66,756	3,985,987
Steven Yi	56,960,029	158,750	29,428	3,985,987
Proposal 2
To approve, on a non-binding advisory basis, the compensation of the Company's named executive officers for 2024. Such proposal was approved by more than a majority of the votes cast by the holders of our Class A and Class B common stock present in person or by proxy and entitled to vote on the proposal, voting together as one class. The voting results were:

For	Against	Abstain	Broker Non-Votes
51,553,713	5,560,610	33,884	3,985,987
Proposal 3
To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. Such proposal was approved by more than a majority of the votes cast by the holders of our Class A and Class B common stock present in person or by proxy and entitled to vote on the proposal, voting together as one class. The voting results were:

For	Against	Abstain	Broker Non-Votes
60,609,288	506,093	18,813	—

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MediaAlpha, Inc.

Date: May 20, 2025	By:	/s/ Jeffrey B. Coyne
		Name:	Jeffrey B. Coyne
		Title:	General Counsel & Secretary